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This is filed pursuant to Rule 497(c).
File Nos. 33-42034 and 811-06372.



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(LOGO)                                            ALLIANCE INCOME
                                                     BUILDER FUND
_________________________________________________________________
                                                 February 1, 1996

Supplement to Prospectus dated February 1, 1996 for Missouri
Investors

    The Fund may also engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Short-term trading activity increases the Fund's transaction costs, rate of turnover and the incidence of short-term capital gain taxable as ordinary income.

_____________________________

(R): This is a registered mark used under license from the owner, Alliance Capital Management L.P.

































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